DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

I. Reconciliation of Collection Account:
End of Period Collection Account Balance as of Prior Payment Date:                              $            --
Available Funds:
   Contract payments received in this period                                                    $    861,752.77
   Sales, Use and Property Tax, Maintenance, Late Charges                                       $     29,479.93
   Prepayment Amount related to early termination in this period                                $     38,344.92
   Servicer Advance                                                                             $            --
   Proceeds received from recoveries on previously Defaulted Contracts                          $     22,740.00
   Proceeds on closed accounts (Chargeoffs/Settlements)                                         $     12,433.40
   Transfer from Reserve Account                                                                $            --
   Interest Earned on Collection Account                                                        $      2,351.63
   Interest Earned on CSA Reserve Account                                                       $        400.34
   Funds allocated from the CSA Reserve Account                                                 $            --
   Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution              $            --
   Amounts paid under Insurance Policies                                                        $            --
   Any other amounts                                                                            $            --
   Unreconciled Cash Shortfall                                                                  $            --

                                                                                                ---------------
   Total Available Funds                                                                        $    967,502.99
   Less Amounts to be Retained in Collection Account                                            $            --
                                                                                                ---------------
   Amount to be Distributed in Current Month                                                    $    967,502.99
                                                                                                ===============


   Distribution of Funds:
   1.  To Trustee-Fees & Expenses                                                               $      2,467.24
   2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances               $            --
   3.  To Servicer, Tax, Maintenance, Late Charges                                              $     29,479.93
   4.  To Servicer, Servicing Fee and other Servicing Compensations                             $     25,037.89
   5.  To Noteholders
          Class A1 Interest                                                                     $            --
          Class A2 Interest                                                                     $            --
          Class A3 Interest                                                                     $            --
          Class A4 Interest                                                                     $     90,717.08
          Class B Interest                                                                      $      7,297.75
          Class C Interest                                                                      $     14,790.14
          Class D Interest                                                                      $     10,462.24
          Class E Interest                                                                      $     16,751.55
          Class A1 Principal                                                                    $            --
          Class A2 Principal (distributed after A1 Note matures)                                $            --
          Class A3 Principal (distributed after A2 Note matures)                                $            --
          Class A4 Principal  (distributed after A3 Note matures)                               $    770,499.18
          Class B Principal                                                                     $            --
          Class C Principal                                                                     $            --
          Class D Principal                                                                     $            --
          Class E Principal                                                                     $            --
   6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08
          (Provided no Amortization Event)                                                      $            --
   7.  To Issuer-Residual Principal and Interest and Reserve Account Distribution
       a) Residual Interest (Provided no Restricting or Amortization Event in effect)           $            --
       b) Residual Principal (Provided no Restricting or Amortization Event in effect)          $            --
       c) Reserve Account Distribution (Provided no Restricting or Amortization
           Event in effect)                                                                     $            --
                                                                                                ---------------
   Total Funds Distributed for Current Month                                                    $    967,502.99
                                                                                                ===============
   End of Period Collection Account Balance (Includes Payments in Advance & Restricting
       Event Funds (If any))                                                                    $            --
                                                                                                ===============

II. Reserve Account
   Beginning Balance                                                                            $            --
       -Add Investment Earnings                                                                 $            --
       -Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)          $            --
       -Less Distribution to Certificate Account                                                $            --
                                                                                                ---------------
   End of Period Balance                                                                        $            --
                                                                                                ===============
   Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
   (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances (Provided no
       Amortization Event)                                                                      $            --

   CSA Reserve Account
   Aggregate Beginning Balance*                                                                                    $  4,657,431.92
       -Add Aggregate Investment Earnings                                                                          $      9,062.97
       -Add Series 2000-1 Amounts Deposited                                                                        $    215,575.15
       -Add Amounts Deposited for All Other Securitizations                                                        $    125,072.89
                                                                                                                   ---------------
   SubTotal Available Funds                                                                                        $  5,007,142.93

   Amount Available to this series for payment of Claims based on Note Balances of all
     securitizations                                                                            $    205,633.68

       -Less Total Claims submitted for Series 2000-1                                                              $        (99.39)
       -Less Current Month Claims submitted for all other deals                                                    $   (396,539.11)
       -Less Transfer of Investment Earnings to Available Funds for all Securitizations                            $     (9,062.97)
                                                                                                                   ---------------
   Aggregate End of Period Balance                                                                                 $  4,601,441.46
                                                                                                                   ===============

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

*The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

III. Class A Note Aggregate Principal Balance
   Beginning Aggregate Principal Balance of the Class A Notes                                   $ 13,992,351.55

   Class A Overdue Interest, If Any                                                             $            --
   Class A Monthly Interest                                                                     $     90,717.08
   Class A Overdue Principal, If Any                                                            $            --
   Class A Monthly Principal                                                                    $    770,499.18
                                                                                                ---------------

                                                                                                ---------------
   Ending Aggregate Principal Balance of the Class A Notes                                      $ 13,221,852.37
                                                                                                ===============

IV.  Class A Note Principal Balance
   Beginning Principal Balance of the Class A Notes
               Class A1                                                                         $            --
               Class A2                                                                         $            --
               Class A3                                                                         $            --
               Class A4                                                                         $ 13,992,351.55
                                                                                                ---------------
                                                                                                $ 13,992,351.55
   Class A Monthly Interest
               Class A1 (Actual Number Days/360                                                 $            --
               Class A2                                                                         $            --
               Class A3                                                                         $            --
               Class A4                                                                         $     90,717.08

   Class A Monthly Principal
               Class A1                                                                         $            --
               Class A2                                                                         $            --
               Class A3                                                                         $            --
               Class A4                                                                         $    770,499.18
                                                                                                ---------------
                                                                                                $    770,499.18
   Ending Principal Balance of the Class A Notes
               Class A1                                                                         $            --
               Class A2                                                                         $            --
               Class A3                                                                         $            --
               Class A4                        CUSIP 23335AAD7                                  $ 13,221,852.37
                                                                                                ---------------
                                                                                                $ 13,221,852.37
                                                                                                ===============
   Class A4
   -------------------------------------------------------------------------
   Interest Paid Per $1,000              Original Face $95,625,000                                    0.9486753
   Principal Paid Per $1,000             Original Face $95,625,000                                    8.0575077
   Ending Principal                         Balance Factor                                            0.1382677
   -------------------------------------------------------------------------

V.  Class B Note Principal Balance             CUSIP 23335AAE5
   Beginning Principal Balance of the Class B Notes                                             $  1,128,518.15

   Class B Overdue Interest, If Any                                                             $            --
   Class B Monthly Interest                                                                     $      7,297.75
   Class B Overdue Principal, If Any                                                            $            --
   Class B Monthly Principal                                                                    $            --
                                                                                                ---------------

                                                                                                ---------------
   Ending Principal Balance of the Class B Notes                                                $  1,128,518.15
                                                                                                ===============

   -------------------------------------------------------------------------
   Interest Paid Per $1,000              Original Face $4,387,000                                     1.6634946
   Principal Paid Per $1,000             Original Face $4,387,000                                     0.0000000
   Ending Principal                      Balance Factor                                               0.2572414
   -------------------------------------------------------------------------

VI. Class C Note Principal Balance             CUSIP 23335AAF2
   Beginning Principal Balance of the Class C Notes                                             $  2,258,036.39

   Class C Overdue Interest, If Any                                                             $            --
   Class C Monthly Interest                                                                     $     14,790.14
   Class C Overdue Principal, If Any                                                            $            --
   Class C Monthly Principal                                                                    $            --
                                                                                                ---------------

                                                                                                ---------------
   Ending Principal Balance of the Class C Notes                                                $  2,258,036.39
                                                                                                ===============

   -------------------------------------------------------------------------
   Interest Paid Per $1,000              Original Face $8,775,000                                     1.6854859
   Principal Paid Per $1,000             Original Face $8,775,000                                     0.0000000
   Ending Principal                        Balance Factor                                             0.2573261
   -------------------------------------------------------------------------

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

VII. Class D Note Principal Balance            CUSIP 2333DAAG0
   Beginning Principal Balance of the Class D Notes                                             $  1,505,357.59

   Class D Overdue Interest, If Any                                                             $            --
   Class D Monthly Interest                                                                     $     10,462.24
   Class D Overdue Principal, If Any                                                            $            --
   Class D Monthly Principal                                                                    $            --
                                                                                                ---------------

                                                                                                ---------------
   Ending Principal Balance of the Class D Notes                                                $  1,505,357.59
                                                                                                ===============

   -------------------------------------------------------------------------
   Interest Paid Per $1,000              Original Face $5,850,000                                     1.7884163
   Principal Paid Per $1,000             Original Face $5,850,000                                     0.0000000
   Ending Principal                        Balance Factor                                             0.2573261
   -------------------------------------------------------------------------

VIII.  Class E Note Principal Balance          CUSIP 2333DAAH8
   Beginning Principal Balance of the Class E Notes                                             $  1,882,197.02

   Class E Overdue Interest, If Any                                                             $            --
   Class E Monthly Interest                                                                     $     16,751.55
   Class E Overdue Principal, If Any                                                            $            --
   Class E Monthly Principal                                                                    $            --
                                                                                                ---------------

                                                                                                ---------------
   Ending Principal Balance of the Class E Notes                                                $  1,882,197.02
                                                                                                ===============

   -------------------------------------------------------------------------
   Interest Paid Per $1,000              Original Face $7,313,000                                     2.2906541
   Principal Paid Per $1,000             Original Face $7,313,000                                     0.0000000
   Ending Principal                        Balance Factor                                             0.2573769
   -------------------------------------------------------------------------

IX. Issuers Residual Principal Balance
   Beginning Residual Principal Balance                                                         $            --

   Residual Interest                                                                            $            --
   Residual Principal                                                                           $            --
                                                                                                ---------------

   Ending Residual Principal Balance                                                            $            --

X. Payment to Servicer
    -Collection period Servicer Fee                                                             $     25,037.89
    -Servicer Advance Reimbursement                                                             $            --
    -Less Netting Amount                                                                        $            --
    -Tax, Maintenance, Late Charges, and other amounts                                          $     29,479.93
                                                                                                ---------------
   Total amounts due to Servicer                                                                $     54,517.82
                                                                                                ===============

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XI. Aggregate Discounted Contract Balance
POOL A    (SEE EXHIBIT B)
   Aggregate Discounted Contract Balance at the  beginning of the related Collection Period                        $ 12,582,558.79

     Portion of ADCB at the beginning of the related Collection Period that is Current          $ 12,118,031.90
     Portion of ADCB  at the beginning of the related Collection Period that is
      Delinquent Payments                                                                       $    464,526.89

     Portion of ADCB at the end of the related Collection Period that is Current                $ 12,159,650.73
     Portion of ADCB  at the end of the related Collection Period that is Delinquent Payments   $    462,788.02

                                                                                                                   ---------------
   Aggregate Discounted Contract Balance at the end of the related Collection Period                               $ 12,622,438.75
                                                                                                                   ===============

   (Increase)/Decrease in Aggregate Discounted Contract Balance                                                    $    (39,879.96)

POOL B  (SEE EXHIBIT C)
   Aggregate Discounted Contract Balance at the beginning of the related Collection Period                         $  1,650,853.49

     Portion of ADCB at the beginning of the related Collection Period that is Current          $  1,529,237.39
     Portion of ADCB  at the beginning of the related Collection Period that is
      Delinquent Payments                                                                       $    121,616.10

     Portion of ADCB at the end of the related Collection Period that is Current                $  1,250,611.77
     Portion of ADCB  at the end of the related Collection Period that is Delinquent Payments   $    156,092.49

                                                                                                                   ---------------
   Aggregate Discounted Contract Balance at the end of the related Collection Period                               $  1,406,704.26
                                                                                                                   ===============

   (Increase)/Decrease in Aggregate Discounted Contract Balance                                                    $    244,149.23


                                                                                                                   ---------------
   Aggregate Discounted Contract Balance at the end of the related Collection Period                               $ 14,029,143.01
                                                                                                                   ===============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XII. Cumulative Detail of Defaulted Contracts

   Lease #
   -----------------------------------------------------------------------------
   (See EXHIBIT A)                                                                               Current Month    Total Cumulative
                                                                                                 -------------    ----------------
                    Pool A Total Discounted Present Value                                       $            --    $  5,152,622.51
                    Pool B Total Discounted Present Value                                       $      1,046.07    $  1,059,553.53
                                                                                                                   ---------------

   a) Discounted Contract Balances of all Defaulted Contracts                                                      $  6,212,176.04
   b) ADCB at Closing Date                                                                                         $292,528,909.43
   c) (Cannot Exceed 6% over the Life of the Pool)                                                                            2.12%
                                                                                                    Pool A             Pool B
                                                                                                    ------             ------
   Discounted Contract Balances of the Active Defaulted Contracts                               $  3,696,367.76    $    679,251.15


XIII. Cumulative Detail of Substituted Contracts-Prepayments (Pool A)
                                                                                                                   Predecessor
                                                 Discounted                                     Predecessor        Discounted
   Lease #                                      Present Value                                   Lease #            Present Value
--------------------------------------------------------------------------------                ----------------------------------

   3155-007                                  $        188,552.08                                       1231-033    $  1,243,525.87
   3155-008                                  $        535,706.60                                       1572-003    $    878,621.70
   3205-002                                  $      3,111,829.21                                       2421-001    $  1,711,098.71
   3307-002                                  $        767,314.06                                       1046-501    $    639,976.34
   3330-004                                  $        756,617.60                                       1100-503    $    659,108.62
                                             -------------------                                       1912-002    $    107,797.25
                                                                                                                   ---------------
                              Totals:        $      5,360,019.55                                                   $  5,240,128.49

   a) Discounted Contract Balances of All Prepaid Contracts                                                        $  5,240,128.49
   b) ADCB of Pool A at Closing Date                                                                               $202,195,615.75
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                                           2.59%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                              $            --
   b) Total Discounted Contract Balance of Substitute Receivables                               $            --
   c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement 7.02                                                                  $            --

   Changes in any of the above detail during the related Collection Period                      YES                NO      X
                                                                                                ----------------------------------

   Cumulative Detail of Substituted Contracts-Prepayments (Pool B)
   ---------------------------------------------------------------                                                 Predecessor
                                                  Discounted                                    Predecessor        Discounted
   Lease #                                      Present Value                                   Lease #            Present Value
--------------------------------------------------------------------------------                ----------------------------------
   3305-001                                  $      1,004,680.88                                       1047-501    $     77,392.98
                                             -------------------                                       1100-504    $     93,947.73
                                                                                                       1344-026    $     17,225.68
                                                                                                       1344-029    $     63,104.76
                                                                                                       1344-030    $      2,292.14
                                                                                                       1347-010    $      5,382.42
                                                                                                       1347-011    $    202,500.53
                                                                                                       1347-012    $    194,679.35
                                                                                                       1791-008    $     10,844.23
                                                                                                       1791-010    $     60,297.19
                                                                                                       1791-011    $      9,057.14
                                                                                                       1791-012    $      9,708.25
                                                                                                       2097-004    $     44,783.62
                                                                                                       2454-001    $     80,861.15
                                                                                                       2454-003    $     86,291.63
                                                                                                       1101-524    $     27,639.26
                                                                                                                   ---------------
                              Totals:        $      1,004,680.88                                                   $    986,008.06

   a) Discounted Contract Balances of All Prepaid Contracts                                                        $    986,008.06
   b) ADCB of Pool B at Closing Date                                                                               $ 90,333,293.68
   c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                             1.09%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                              $            --
   b) Total Discounted Contract Balance of Substitute Receivables                               $            --
   c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement 7.02                                                                  $            --

   Changes in any of the above detail during the related Collection Period                      YES                NO      X
                                                                                                ----------------------------------

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XIV.  Cumulative Detail of Substituted Contracts-Non-Performing (Pool A)
                                                                                                                   Predecessor
                                                 Discounted                                     Predecessor        Discounted
   Lease #                                      Present Value                                   Lease #            Present Value
--------------------------------------------------------------------------------                ----------------------------------
   2841-002                                  $        980,724.35                                       2207-005    $  1,326,497.89
   2908-001                                  $        131,731.36
   2002476-2                                 $        169,739.33
                  Cash                       $         44,302.85
   1999-004                                  $      2,985,811.62                                       1881-005    $  2,387,877.73
   3155-007                                  $        335,553.30                                       4284-402    $    335,553.30
   1504-013                                  $      1,221,375.67                                       2557-001    $  1,323,430.38
                  Cash                       $        102,054.71
   3698-001                                  $      2,192,917.65                                       1969-006    $  1,246,104.58
   3702--007                                 $      2,491,584.11                                        973-024    $     23,059.86
                                             -------------------                                       1081-502    $  1,402,638.25
                                                                                                       1629-016    $    227,769.98
                                                                                                       1191-501    $     50,901.66
                                                                                                       2407-001    $  1,156,266.41
                                                                                                       2407-002    $    650,353.97
                                                                                                                   ---------------
                               Totals:       $     10,655,794.95                                                   $ 10,130,454.01

   a) Discounted Contract Balances of all Non-Performing Contracts                                                 $ 10,130,454.01
   b) ADCB of Pool A at Closing Date                                                                               $202,195,615.75
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                                           5.01%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                              $            --
   b) Total Discounted Contract Balance of Substitute Receivables                               $            --
   c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
       Servicing Agreement 7.02                                                                 $            --

   Changes in any of the above detail during the related Collection Period                      YES                NO      X
                                                                                                ----------------------------------

   Cumulative Detail of Substituted Contracts -General Rights (Pool B)
----------------------------------------------------------------------                                             Predecessor
                                                 Discounted                                     Predecessor        Discounted
   Lease #                                      Present Value                                   lease #            Present Value
--------------------------------------------------------------------------------                ---------------    ---------------
   1679-002                                  $        506,250.32                                       2207-004    $    611,746.22
   1218-020                                  $        200,642.43
                                             -------------------                                                   ---------------
                               Totals:       $        706,892.75                                                   $    611,746.22

   a) Discounted Contract Balances of All Non-Performing Contracts and of all Contracts
        Substituted                                                                                                $    611,746.22
   b) ADCB of Pool B at Closing Date                                                                               $ 90,333,293.68
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                                           0.68%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                              $            --
   b) Total Discounted Contract Balance of Substitute Receivables                               $            --
   c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
        Servicing Agreement 7.02                                                                $            --

   Changes in any of the above detail during the related Collection Period                      YES                NO      X
                                                                                                ----------------------------------

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XV.  Pool Performing Measurements

  1                  Aggregate Discounted Contract Balance
   -----------------------------------------------------------------------------
   Contracts Delinquent > 90 days
   -----------------------------------------------------------------------------
    - This Month  :                                                                             $    192,971.96
    -1 Month Prior  :                                                                           $    135,682.12
    -2 Months Prior  :                                                                          $    158,237.96
   -----------------------------------------------------------------------------                ---------------
    Total                                                                                       $    486,892.05

   a) 3 Month Average:                                                                          $    162,297.35

    Total Outstanding Contracts

   -----------------------------------------------------------------------------
    - This Month  :                                                                             $ 14,029,143.01
    -1 Month Prior  :                                                                           $ 14,233,412.28
    -2 Months Prior  :                                                                          $ 15,515,251.65
   -----------------------------------------------------------------------------                ---------------
    Total                                                                                       $ 43,777,806.94

   b) 3 Month Average:                                                                          $ 14,592,602.31
   c) a/b                                                                                                  1.11%

2. Does a Delinquency Condition Exist (1c >6%)?                                                      NO
                                                                                                ---------------

3. Restricting Event Check
   A.  A Delinquency Condition Exists for Current Period?                                            NO
                                                                                                ---------------
   B.  An Indenture Event of Default has occurred and is then Continuing? *                          NO
                                                                                                ---------------

4. Has a Servicer Event of Default Occurred? *                                                       NO
                                                                                                ---------------

5. Amortization Event?                                                                               YES
                                                                                                ---------------

6. Aggregate Discounted Contract Balance at Closing Date                                        $292,528,909.43

   Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

   A.D.C.B  **
   -----------------------------------------------------------------------------
   30 Days Overdue                                                                              $  1,545,551.60
   60 Days Overdue                                                                              $     14,233.22
   90 Days Overdue                                                                              $    114,102.35
   120 Days Overdue                                                                             $      2,304.00
   150 Days Overdue                                                                             $     76,565.61
   180 Days Overdue                                                                             $            --
                                                                                                ---------------
                                                                                                $  1,752,756.78

   % OF TOTAL                                                                                   $ 14,029,143.01
   A.D.C.B
   -----------------------------------------------------------------------------
   30 Days Overdue                                                                                       11.017%
   60 Days Overdue                                                                                        0.101%
   90 Days Overdue                                                                                        0.813%
   120 Days Overdue                                                                                       0.016%
   150 Days Overdue                                                                                       0.546%
   180 Days Overdue                                                                                       0.000%

--------------------------------------------------------------------------------
* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

Exhibit # A - Detail on Defaulted Contracts
                                                Discounted
Default Month       Contract #      Pool     Contract Balance
-------------      -----------      -----    ----------------
       Nov-03      0001504-013      A        $     621,193.98
       Nov-03      0002413-002      B        $      63,766.12
       Jan-04      0001527-003      A        $     186,359.66
       Jan-04      0001527-004      A        $     166,789.83
       Jan-04      0002287-001      A        $     465,200.13
       Jan-04      0002287-002      A        $      78,139.39
       Jan-04      0002419-002      A        $      87,767.60
       Jan-04      0003307-002      A        $     463,484.14
       Jan-04      0003330-004      A        $     457,017.50
       Jan-04      0002419-001      A        $     526,387.57
       Jan-04      0004282-401      A        $      91,312.98
       Jan-04      0003305-001      B        $     606,863.08
       Feb-04      0002530-002      A        $      29,696.82
       Feb-04      0002530-003      A        $      29,696.82
       Feb-04      0002253-003      A        $      56,813.97
       Nov-04      2475-001         A        $     205,122.30
       Dec-04      1894-005         A        $      13,940.00
       Dec-04      2449-001         A        $     163,488.73
       Dec-04      9901605-701      B        $       1,447.88
       Jan-05      1215-501         B        $             --
       Feb-05      2523-002         A        $      51,271.57
       Mar-05      1750-002         A        $       2,684.76
       Mar-05      1181-508         B        $         480.00
       Mar-05      1181-509         B        $         368.00
       Mar-05      1181-512         B        $       5,280.00
       Apr-05      2388-003         B        $       1,046.07
Chargeoffs
       Jan-04      0001831-005      B        $      17,717.88
       Jan-04      0001831-007      B        $      19,106.90
       Jan-04      0001831-006      A        $      40,985.46
       Mar-05      2453-001         A        $             --
       Aug-04      1204-501         B        $         111.82
       Feb-05      2448-001         A        $         191.65
       Apr-04      9902120-401      A        $       2,128.96
       Jun-04      1945-008         B        $     157,800.43
       Nov-04      110-564          B        $         671.99
       Nov-03      0001459-005      A        $      71,973.87
       May-04      2000545-001      A        $       8,146.93
       Jul-04      0001230-502      B        $       9,876.57
       Jul-04      0001231-501      B        $       8,926.95
       May-04      9603322-302      A        $       8,178.90
       Oct-03      9902003-701      B        $      32,987.01
       Dec-03      0001235-501      B        $      22,650.19
       Feb-04      9902414-701      B        $      12,286.57
       Mar-04      2031123-003      A        $       6,872.85
       Aug-03      0001271-517      B        $      73,271.52
       Sep-03      2000350-001      A        $      35,244.12
       Jan-04      9901974-401      A        $       5,453.21
       Jan-04      9901974-402      A        $       5,477.53
       Feb-04      9901288-701      B        $       8,081.85
       Mar-04      9902143-401      A        $       3,360.55
Settlement
       Feb-04      0001608-002      A        $     486,405.18
       Jul-04      2000387-001      B        $      16,812.68
       Sep-04      0001254-501      B        $             --
       Feb-04      9804906-701      A        $             --
       Oct-03      9906004-301      A        $             --
       Feb-04      9902156-002      B        $             --
       Jan-04      0002468-001      A        $     105,398.77
       Jan-04      0002468-002      A        $     131,658.04
       Jan-04      0002378-001      A        $     439,690.38
       Feb-04      0002487-001      A        $     105,088.36
       Jan-04      9901628-401      A        $             --
                                             ----------------
                                             $   6,212,176.04
                                             ================


Current Month Defaults Returned to ADCB
       Jan-05      2596-001         A        $     443,421.27

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XI. Aggregate Discounted Contract Balance
POOL A EXHIBIT B

                        March ADCB         March Delinq        April ADCB         April Delinq
003-9704272-007       $           --     $            --    $             --    $             --
003-9901539-701       $           --     $            --    $             --    $             --
003-9803372-701       $           --     $            --    $             --    $             --
003-9905739-301       $           --     $            --    $             --    $             --
003-9905791-231       $           --     $            --    $             --    $             --
003-9901484-301       $           --     $            --    $             --    $             --
003-9801369-101       $           --     $            --    $             --    $             --
003-9805219-701       $           --     $            --    $             --    $             --
003-9901759-611       $           --     $            --    $             --    $             --
003-9901795-001       $           --     $            --    $             --    $             --
003-9901982-621       $           --     $            --    $             --    $             --
003-9902032-301       $           --     $            --    $             --    $             --
003-9902036-701       $           --     $            --    $             --    $             --
003-9902258-221       $           --     $            --    $             --    $             --
003-9902288-621       $           --     $            --    $             --    $             --
003-9902377-541       $           --     $            --    $             --    $             --
003-9906124-401       $           --     $            --    $             --    $             --
003-9901632-401       $           --     $            --    $             --    $             --
003-9803093-402       $           --     $            --    $             --    $             --
001-0004280-401       $           --     $            --    $             --    $             --
001-0002269-002       $           --     $            --    $             --    $             --
003-9702317-702       $           --     $            --    $             --    $             --
003-9901754-301       $           --     $            --    $             --    $             --
003-9902190-401       $           --     $            --    $             --    $             --
003-9900792-701       $           --     $            --    $             --    $             --
003-9901751-401       $           --     $            --    $             --    $             --
001-0002452-002       $           --     $            --    $             --    $             --
001-0002480-001       $           --     $            --    $             --    $             --
003-9906091-621       $           --     $            --    $             --    $             --
003-9906187-701       $           --     $            --    $             --    $             --
003-2000060-001       $           --     $            --    $             --    $             --
003-9902152-301       $           --     $            --    $             --    $             --
001-0002439-001       $           --     $            --    $             --    $             --
003-9804066-402       $           --     $            --    $             --    $             --
003-9802286-402       $           --     $            --    $             --    $             --
001-0002167-001       $           --     $            --    $             --    $             --
003-3051194-402       $           --     $            --    $             --    $             --
003-2000052-001       $           --     $            --    $             --    $             --
001-0002385-003       $           --     $      1,166.00    $             --    $       1,166.00
001-0002529-001       $           --     $            --    $             --    $             --
001-0002385-002       $           --     $      8,878.13    $             --    $       8,878.13
001-0002452-001       $           --     $     55,235.01    $             --    $      47,235.01
003-9901751-002       $           --     $        177.04    $             --    $         177.04
003-9905909-541       $           --     $            --    $             --    $             --
003-9902337-541       $           --     $            --    $             --    $             --
001-0002449-003       $           --     $      2,103.27    $             --    $       2,103.27
001-0002416-001       $           --     $            --    $             --    $             --
001-0002416-002       $           --     $            --    $             --    $             --
001-0002267-006       $           --     $            --    $             --    $             --
001-0002288-002       $           --     $            --    $             --    $             --
003-9906179-541       $           --     $            --    $             --    $             --
003-9902087-401       $           --     $            --    $             --    $             --
001-0002231-013       $           --     $      4,386.20    $             --    $       2,193.10
001-0002231-014       $           --     $     16,868.26    $             --    $       6,513.08
001-0002449-002       $           --     $            --    $             --    $             --
001-0002440-001       $           --     $            --    $             --    $             --
001-0002398-001       $           --     $    141,659.03    $             --    $     112,492.03
001-0002594-001       $       898.77     $            --    $             --    $             --
003-2000233-001       $       951.46     $            --    $             --    $             --
001-0002441-006       $     1,440.56     $      5,802.20    $             --    $       7,252.75
001-0002441-003       $     1,683.53     $      6,780.80    $             --    $       8,476.00

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0002441-005       $     2,514.54     $     10,127.88    $             --    $      12,659.85
001-0001560-011       $     6,820.72     $            --    $             --    $             --
001-0002068-001       $   129,105.09     $            --    $             --    $     130,000.00
001-0002496-002       $     3,651.98     $            --    $       1,832.30    $             --
003-2000664-001       $     3,155.29     $            --    $       3,095.84    $             --
001-0002496-003       $     7,751.57     $            --    $       5,185.54    $             --
001-0004299-401       $    12,619.19     $            --    $       5,646.80    $             --
001-0002496-004       $     9,970.17     $            --    $       6,669.71    $             --
001-0002272-005       $    12,334.67     $      3,137.29    $       9,282.88    $             --
001-0002496-001       $    19,991.89     $            --    $      10,030.47    $             --
001-0001927-002       $    11,572.34     $      2,403.62    $      10,450.75    $       3,605.43
001-0002381-003       $    14,413.32     $            --    $      12,396.69    $             --
001-0002382-002       $    20,517.98     $            --    $      13,725.84    $             --
001-0002423-002       $    16,766.75     $      4,399.00    $      14,127.35    $             --
001-0002272-006       $    17,823.91     $      2,617.36    $      15,330.10    $             --
001-0002326-002       $    23,865.01     $            --    $      17,960.44    $             --
001-0002187-002       $    20,450.31     $            --    $      18,654.71    $             --
001-0002461-002       $    23,752.64     $      1,068.70    $      19,067.51    $       1,068.70
001-0002908-001       $    26,267.69     $            --    $      23,721.82    $             --
001-0001829-007       $    24,846.81     $            --    $      24,439.00    $             --
001-0001975-004       $    29,165.16     $            --    $      28,686.47    $             --
001-0002345-004       $    34,929.21     $            --    $      34,355.92    $             --
001-0002381-002       $    50,489.00     $            --    $      43,424.89    $             --
001-0001975-003       $    45,944.60     $            --    $      45,190.51    $             --
001-0002326-001       $    63,267.83     $            --    $      47,614.39    $             --
001-0002513-002       $    59,426.63     $     12,133.62    $      47,704.94    $             --
001-0002362-002       $    58,422.36     $      1,773.99    $      57,053.34    $             --
001-0002841-002       $    85,103.16     $            --    $      63,268.87    $             --
001-0001829-006       $    69,786.92     $            --    $      68,641.51    $             --
001-0001835-002       $    93,680.01     $            --    $      69,392.23    $             --
001-0002319-002       $    78,360.17     $      1,477.43    $      72,579.12    $       1,477.42
001-0002461-001       $   100,498.27     $            --    $      75,633.43    $             --
001-0001829-008       $    86,522.23     $            --    $      85,102.14    $             --
001-0002316-002       $    99,905.99     $      2,015.80    $      92,535.39    $       2,015.80
001-0002423-001       $   118,699.89     $     17,915.00    $     101,607.68    $             --
001-0002345-003       $   106,029.92     $            --    $     104,289.65    $             --
001-0001231-034       $   108,033.55     $            --    $     107,045.55    $             --
001-0002513-001       $   137,063.78     $     54,571.59    $     110,028.43    $      25,186.89
001-0002520-001       $   158,389.76     $     40,285.99    $     119,201.66    $      40,285.99
001-0001475-003       $   205,771.12     $            --    $     186,797.46    $             --
001-0002428-001       $   222,046.24     $            --    $     208,835.02    $             --
001-0002523-001       $   226,986.91     $     14,701.87    $     213,858.44    $      29,403.74
001-0002387-001       $   262,900.93     $            --    $     251,347.93    $             --
001-0003155-007       $   329,570.00     $            --    $     326,556.00    $             --
001-0003155-008       $   348,953.29     $            --    $     345,762.02    $             --
001-0002345-001       $   353,040.41     $            --    $     347,245.97    $             --
001-0002405-006       $   409,001.17     $      5,084.99    $     402,460.94    $       5,084.99
001-0002405-004       $   420,298.58     $      5,225.44    $     413,577.69    $       5,225.44
001-0001231-035       $   427,562.58     $            --    $     423,652.41    $             --
001-0002362-001       $   593,928.56     $     18,034.58    $     580,010.90    $             --
001-0001590-001       $   703,244.54     $            --    $     672,019.19    $             --
001-0002065-001       $   826,002.73     $            --    $     782,758.31    $             --
001-0003698-001       $ 2,301,293.30     $            --    $   2,278,701.57    $             --
001-0003702-007       $ 2,483,250.45     $            --    $   2,458,872.46    $             --
001-0002394-001       $           --     $            --    $     209,239.47    $      10,287.36        April, 2005 Restructure
001-0002596-001       $           --     $            --    $     472,981.07    $             --        April, 2005 Restructure
PAYOFFS
003-9901661-301       $           --     $            --                                                April, 2005 Payoff
003-9901943-401       $           --     $            --                                                April, 2005 Payoff
003-9702193-005       $           --     $            --                                                April, 2005 Payoff
001-0002359-001       $           --     $            --                                                April, 2005 Payoff
001-0002528-001       $           --     $            --                                                April, 2005 Payoff
001-0002597-001       $           --     $     21,490.00                                                April, 2005 Payoff
001-0002395-001       $           --     $            --                                                April, 2005 Payoff

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0002518-001       $     7,296.42     $      3,006.80                                                April, 2005 Payoff
003-9803218-901                          $            --                                                March, 2005 Payoff
003-9902007-701                          $            --                                                March, 2005 Payoff
003-9901251-621                          $            --                                                March, 2005 Payoff
003-9901706-731                          $            --                                                March, 2005 Payoff
003-9901435-901                          $            --                                                March, 2005 Payoff
003-9801135-622                          $            --                                                March, 2005 Payoff
003-2000169-002                          $            --                                                March, 2005 Payoff
003-9901969-701                          $            --                                                March, 2005 Payoff
003-2000344-001                          $            --                                                March, 2005 Payoff
003-2000169-001                          $            --                                                March, 2005 Payoff
003-2000042-002                          $            --                                                March, 2005 Payoff
003-2000253-001                          $            --                                                March, 2005 Payoff
001-0001984-003                          $            --                                                March, 2005 Payoff
001-0002231-010                          $            --                                                March, 2005 Payoff
003-2000320-001                          $            --                                                March, 2005 Payoff
001-0002231-011                          $            --                                                March, 2005 Payoff
003-9901674-701                          $            --                                                March, 2005 Payoff
003-4081260-702                          $            --                                                March, 2005 Payoff
003-2000303-003                          $            --                                                March, 2005 Payoff
003-2000123-001                          $            --                                                March, 2005 Payoff
003-2000245-001                          $            --                                                March, 2005 Payoff
003-9901467-901                          $            --                                                March, 2005 Payoff
003-2000368-001                          $            --                                                March, 2005 Payoff
001-0002471-002                          $            --                                                March, 2005 Payoff
001-0002231-012                          $            --                                                March, 2005 Payoff
003-9905994-541                          $            --                                                March, 2005 Payoff
003-2000511-001                          $            --                                                March, 2005 Payoff
003-9901999-701                          $            --                                                March, 2005 Payoff
003-2000472-001                          $            --                                                March, 2005 Payoff
003-9905995-701                          $            --                                                March, 2005 Payoff
001-0001468-002                          $            --                                                March, 2005 Payoff
001-0002547-002                          $            --                                                March, 2005 Payoff
001-0002524-001                          $            --                                                March, 2005 Payoff
001-0002547-001                          $            --                                                March, 2005 Payoff
001-0002358-001                          $            --                                                March, 2005 Payoff
001-0004291-401                          $            --                                                March, 2005 Payoff
001-0002059-010                          $            --                                                March, 2005 Payoff
001-0002386-001                          $            --                                                March, 2005 Payoff
003-9901711-548                                                                                         February, 2005 Payoff
001-0002452-003                                                                                         February, 2005 Payoff
001-0002441-004                                                                                         February, 2005 Payoff
001-0002441-002                                                                                         February, 2005 Payoff
001-0002390-002                                                                                         February, 2005 Payoff
003-9902388-401                                                                                         February, 2005 Payoff
001-0002448-002                                                                                         February, 2005 Payoff
001-0002385-001                                                                                         February, 2005 Payoff
001-0002391-001                                                                                         February, 2005 Payoff
003-9901130-401                                                                                         February, 2005 Payoff
003-2000105-001                                                                                         February, 2005 Payoff
003-9902171-701                                                                                         February, 2005 Payoff
001-0002391-003                                                                                         February, 2005 Payoff
003-2000541-001                                                                                         February, 2005 Payoff
001-0001740-003                                                                                         February, 2005 Payoff
001-0002391-002                                                                                         February, 2005 Payoff
003-9902244-401                                                                                         February, 2005 Payoff
003-9905997-701                                                                                         February, 2005 Payoff
001-0002410-003                                                                                         February, 2005 Payoff
001-0004289-401                                                                                         February, 2005 Payoff
003-9805495-401                                                                                         January, 2005 Payoff
001-0002484-001                                                                                         January, 2005 Payoff
003-2000036-001                                                                                         January, 2005 Payoff
003-2000318-001                                                                                         January, 2005 Payoff
001-0002466-001                                                                                         January, 2005 Payoff

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0002059-001                                                                                         January, 2005 Payoff
003-9901300-701                                                                                         December, 2004 Payoff
003-9901882-621                                                                                         December, 2004 Payoff
003-9901785-701                                                                                         December, 2004 Payoff
003-9902005-401                                                                                         December, 2004 Payoff
003-9800662-402                                                                                         December, 2004 Payoff
003-9900913-901                                                                                         December, 2004 Payoff
001-0002231-008                                                                                         December, 2004 Payoff
003-9901569-701                                                                                         December, 2004 Payoff
001-0002059-005                                                                                         December, 2004 Payoff
003-9901872-621                                                                                         December, 2004 Payoff
003-9901510-701                                                                                         December, 2004 Payoff
003-2000042-001                                                                                         December, 2004 Payoff
003-9901660-701                                                                                         December, 2004 Payoff
003-9906065-231                                                                                         December, 2004 Payoff
001-0002338-004                                                                                         December, 2004 Payoff
003-9901076-901                                                                                         December, 2004 Payoff
003-9902009-401                                                                                         December, 2004 Payoff
003-9901691-401                                                                                         December, 2004 Payoff
001-0002479-001                                                                                         December, 2004 Payoff
001-0002259-001                                                                                         December, 2004 Payoff
003-9601055-402                                                                                         December, 2004 Payoff
001-0001586-011                                                                                         December, 2004 Payoff
003-9905838-701                                                                                         December, 2004 Payoff
003-9902353-401                                                                                         December, 2004 Payoff
001-0002246-002                                                                                         December, 2004 Payoff
001-0002246-004                                                                                         December, 2004 Payoff
001-0002497-001                                                                                         December, 2004 Payoff
001-0002059-009                                                                                         December, 2004 Payoff
003-9900656-701                                                                                         November, 2004 Payoff
003-9901880-731                                                                                         November, 2004 Payoff
003-9700511-302                                                                                         November, 2004 Payoff
003-9901683-401                                                                                         November, 2004 Payoff
003-9701602-702                                                                                         November, 2004 Payoff
003-9901888-001                                                                                         November, 2004 Payoff
003-9901526-701                                                                                         November, 2004 Payoff
003-9901287-901                                                                                         November, 2004 Payoff
001-0002052-002                                                                                         November, 2004 Payoff
003-9901866-701                                                                                         November, 2004 Payoff
003-9902311-001                                                                                         November, 2004 Payoff
001-0002491-001                                                                                         November, 2004 Payoff
003-9902379-201                                                                                         November, 2004 Payoff
003-9901981-001                                                                                         November, 2004 Payoff
003-9901240-621                                                                                         November, 2004 Payoff
001-0002059-008                                                                                         November, 2004 Payoff
001-0002259-003                                                                                         November, 2004 Payoff
001-0002282-001                                                                                         November, 2004 Payoff
024-0004436-401                                                                                         November, 2004 Payoff
001-0001200-501                                                                                         November, 2004 Payoff
003-2000260-001                                                                                         October, 2004 Payoff
003-9902391-731                                                                                         October, 2004 Payoff
003-9901739-401                                                                                         October, 2004 Payoff
003-9703482-402                                                                                         October, 2004 Payoff
003-9900836-702                                                                                         October, 2004 Payoff
003-9703286-903                                                                                         October, 2004 Payoff
003-9902206-701                                                                                         October, 2004 Payoff
001-0002477-001                                                                                         October, 2004 Payoff
001-0000983-033                                                                                         October, 2004 Payoff
001-0002388-001                                                                                         October, 2004 Payoff
003-9905887-701                                                                                         October, 2004 Payoff
001-0002313-007                                                                                         October, 2004 Payoff
001-0002313-008                                                                                         October, 2004 Payoff
003-3091316-704                                                                                         September, 2004 Payoff
003-9901613-701                                                                                         September, 2004 Payoff

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0001828-002                                                                                         September, 2004 Payoff
003-9900703-901                                                                                         September, 2004 Payoff
003-9901792-731                                                                                         September, 2004 Payoff
003-9901686-401                                                                                         September, 2004 Payoff
003-9902365-701                                                                                         September, 2004 Payoff
003-9901668-621                                                                                         September, 2004 Payoff
001-0002481-001                                                                                         September, 2004 Payoff
003-9802505-701                                                                                         August, 2004 Payoff
003-9803402-701                                                                                         August, 2004 Payoff
003-9902392-221                                                                                         August, 2004 Payoff
001-0002384-001                                                                                         August, 2004 Payoff
001-0002383-001                                                                                         August, 2004 Payoff
003-9901744-701                                                                                         August, 2004 Payoff
003-9901668-622                                                                                         August, 2004 Payoff
001-0002390-003                                                                                         August, 2004 Payoff
001-0002390-001                                                                                         August, 2004 Payoff
003-9901672-301                                                                                         July, 2004 Payoff
003-9902340-001                                                                                         July, 2004 Payoff
001-0002376-001                                                                                         July, 2004 Payoff
001-0002467-002                                                                                         July, 2004 Payoff
003-9803950-701                                                                                         June, 2004 Payoff
003-2000335-001                                                                                         June, 2004 Payoff
001-0002402-001                                                                                         June, 2004 Payoff
003-9803768-501                                                                                         May, 2004 Payoff
001-0002537-001                                                                                         May, 2004 Payoff
003-2000261-001                                                                                         May, 2004 Payoff
003-9901432-701                                                                                         May, 2004 Payoff
001-0002450-003                                                                                         May, 2004 Payoff
001-0001986-003                                                                                         May, 2004 Payoff
001-0002412-002                                                                                         May, 2004 Payoff
001-0002438-003                                                                                         May, 2004 Payoff
001-0002450-002                                                                                         May, 2004 Payoff
001-0002450-001                                                                                         May, 2004 Payoff
001-0002412-001                                                                                         May, 2004 Payoff
001-0002438-001                                                                                         May, 2004 Payoff
001-0002486-001                                                                                         April, 2004 Payoff
001-0002511-001                                                                                         April, 2004 Payoff
003-2000293-001                                                                                         April, 2004 Payoff
                      --------------------------------------------------------------------------
                      $12,118,031.90     $    464,526.89    $  12,159,650.73    $     462,788.02
                      ==========================================================================

DEFAULTS
001-0001750-002       $           --     $      2,684.76                                                March, 2005 Default
001-0002453-001       $           --     $      2,421.40                                                March, 2005 Default
001-0002448-001                                                                                         February, 2005 Default
001-0002523-002                                                                                         February, 2005 Default
001-0001894-005                                                                                         December, 2004 Default
001-0002449-001                                                                                         December, 2004 Default
001-0002475-001                                                                                         November, 2004 Default
003-2000545-001                                                                                         May, 2004 Default
003-9603322-302                                                                                         May, 2004 Default
003-9902120-401                                                                                         April, 2004 Default
003-9902143-401                                                                                         March, 2004 Default
003-2031123-003                                                                                         March, 2004 Default
001-0001608-002                                                                                         February, 2004 Default
001-0002253-003                                                                                         February, 2004 Default
001-0002487-001                                                                                         February, 2004 Default
003-9804906-701                                                                                         February, 2004 Default
001-0002530-002                                                                                         February, 2004 Default
001-0002530-003                                                                                         February, 2004 Default

                      --------------------------------------------------------------------------
                          March                                  April
                       Defaults DCB      $      5,106.16      Defaults DCB      $             --
                      ==========================================================================

SETTLEMENTS                                 GAIN/LOSS
                                            ---------
001-0002328-003                                             July, 2004 Settlement $   (23,569.68)

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0002328-004                                             July, 2004 Settlement         $    (23,569.68)
001-0002335-003                                             May, 2004 Settlement          $    (51,512.02)
001-0002335-004                                             May, 2004 Settlement          $   (111,282.65)
CHARGEOFFS
003-9906096-221                                             December, 2004 Chargeoff      $     (1,192.34)
RESTRUCTURES
001-0002394-001                                             April, 2005 Restructure       $    219,526.83
001-0002596-001                                             April, 2005 Restructure       $     29,559.80
001-0001927-002                                             February, 2005 Restructure    $     (7,664.21)
003-2000664-001                                             January, 2005 Restructure     $     (3,157.35)
001-0002405-004                                             October, 2004 Restructure     $ (1,879,642.29)
001-0002405-006                                             October, 2004 Restructure     $ (1,830,160.02)
001-0001231-034                                             July, 2004 Restructure        $     (2,851.33)
001-0003155-007                                             July, 2004 Restructure        $     (4,701.14)
001-0003155-008                                             July, 2004 Restructure        $     (4,063.71)
001-0001231-035                                             July, 2004 Restructure        $     (9,854.12)
001-0001829-006                                             July, 2004 Restructure        $     (4,435.89)
001-0002345-003                                             July, 2004 Restructure        $     (6,739.91)
001-0001829-008                                             July, 2004 Restructure        $    (37,384.73)
001-0002345-001                                             July, 2004 Restructure        $    (23,826.92)
001-0001829-007                                             July, 2004 Restructure        $     (1,655.56)
001-0001975-004                                             July, 2004 Restructure        $     (1,943.34)
001-0002345-004                                             July, 2004 Restructure        $     (2,327.47)
001-0002362-001                                             July, 2004 Restructure        $      6,113.71
001-0002362-002                                             July, 2004 Restructure        $        601.41
001-0003698-001                                             July & Oct-04 Restructure     $     35,496.24
001-0003702-007                                             July & Oct-04 Restructure     $     38,302.71

                      -----------------------------------------------------------------------------------
                          March
                      Total Balance      $ 12,582,558.79    April Total Balance           $ 12,622,438.75
                      ===================================================================================

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XI. Aggregate Discounted Contract Balance
POOL B EXHIBIT C

                        March ADCB        March Delinq         April ADCB         April Delinq
001-0001192-502       $           --     $            --    $             --    $             --
001-0001244-501       $           --     $            --    $             --    $             --
001-0001246-501       $           --     $            --    $             --    $             --
001-0001249-501       $           --     $            --    $             --    $             --
001-0001251-501       $           --     $            --    $             --    $             --
001-0002514-001       $           --     $            --    $             --    $             --
001-0002521-001       $           --     $            --    $             --    $             --
003-2000094-001       $           --     $            --    $             --    $             --
001-0002289-003       $           --     $            --    $             --    $             --
001-0002289-001       $           --     $            --    $             --    $             --
001-0001186-512       $           --     $            --    $             --    $             --
001-0001242-501       $           --     $            --    $             --    $             --
001-0001247-501       $           --     $            --    $             --    $             --
001-0001084-502       $           --     $            --    $             --    $             --
001-0001250-501       $           --     $            --    $             --    $             --
001-0002073-015       $           --     $            --    $             --    $             --
001-0002073-014       $           --     $            --    $             --    $             --
001-0002073-013       $           --     $            --    $             --    $             --
001-0001190-501       $           --     $            --    $             --    $             --
003-9902068-701       $           --     $            --    $             --    $             --
001-0001181-510       $           --     $            --    $             --    $             --
001-0002388-002       $           --     $            --    $             --    $             --
001-0002289-002       $           --     $            --    $             --    $             --
003-9906172-188       $           --     $            --    $             --    $             --
003-2000734-001       $           --     $            --    $             --    $             --
001-0001229-501       $           --     $            --    $             --    $             --
001-0001195-506       $           --     $        942.00    $             --    $         942.00
001-0001187-505       $           --     $            --    $             --    $             --
001-0001196-502       $           --     $            --    $             --    $             --
001-0002397-001       $           --     $            --    $             --    $             --
001-0002480-003       $           --     $            --    $             --    $             --
003-9902092-701       $           --     $            --    $             --    $             --
003-9906035-188       $           --     $            --    $             --    $             --
001-0001267-501       $           --     $      2,304.00    $             --    $       2,304.00
001-0002549-001       $           --     $            --    $             --    $             --
001-0001263-503       $           --     $        754.00    $             --    $         754.00
003-9905894-001       $           --     $            --    $             --    $             --
001-0001281-501       $           --     $            --    $             --    $             --
001-0001042-502       $           --     $      1,882.45    $             --    $             --
001-0002393-003       $           --     $            --    $             --    $             --
003-2000287-001       $           --     $            --    $             --    $             --
001-0001042-507       $           --     $            --    $             --    $             --
001-0001042-503       $           --     $            --    $             --    $             --
001-0002393-002       $           --     $            --    $             --    $             --
001-0001285-501       $           --     $      8,527.19    $             --    $       8,527.19
001-0002270-004       $           --     $            --    $             --    $             --
001-0002270-003       $           --     $            --    $             --    $             --
001-0001973-007       $           --     $            --    $             --    $             --
001-0002440-002       $           --     $            --    $             --    $             --
003-2000168-001       $           --     $        958.06    $             --    $             --
001-0002440-003       $           --     $            --    $             --    $             --
001-0002420-001       $           --     $     54,823.05    $             --    $      54,823.05
003-2000161-001       $       733.73     $            --    $             --    $             --
003-9900338-547       $       993.12     $            --    $             --    $             --
001-0001042-508       $    24,217.15     $            --    $             --    $      24,554.04
001-0002546-009       $       433.51     $        865.09    $         217.50    $         876.04
001-0002546-007       $     1,418.43     $      2,830.57    $         711.67    $       2,866.40
001-0002387-003       $       983.58     $            --    $         728.59    $             --
003-2000452-001       $     1,613.21     $            --    $         809.39    $             --
001-0002546-005       $     1,724.17     $      3,440.69    $         865.06    $       3,484.24
001-0002546-006       $     1,767.11     $      3,526.36    $         886.60    $       3,571.00

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0002546-003       $     4,770.74     $      9,520.29    $       2,393.61    $       9,640.80
001-0002546-004       $     4,891.01     $      9,760.29    $       2,453.95    $       9,883.84
001-0001475-004       $     3,393.00     $        120.13    $       2,553.52    $             --
001-0002387-004       $     3,819.05     $            --    $       3,025.05    $             --
001-0002382-003       $     7,137.76     $        273.74    $       5,371.77    $         273.74
001-0002493-004       $     9,325.26     $            --    $       8,966.79    $             --
001-0002059-013       $    21,984.43     $            --    $      14,706.85    $             --
001-0002059-011       $    22,148.50     $            --    $      14,816.61    $             --
001-0002059-012       $    22,148.50     $            --    $      14,816.61    $             --
001-0004286-401       $    22,261.47     $      7,523.60    $      14,892.18    $             --
001-0002387-005       $    25,030.63     $            --    $      19,826.64    $             --
001-0001679-002       $    74,492.60     $     10,938.90    $      64,070.06    $      10,938.90
001-0001041-566       $   131,019.75     $            --    $      78,425.18    $             --
001-0001041-567       $   139,149.33     $            --    $      92,598.99    $             --
001-0001041-568       $   187,692.67     $            --    $     124,902.86    $             --
001-0002493-001       $   336,008.07     $            --    $     321,817.17    $             --
001-0002493-003       $   480,080.63     $            --    $     460,755.14    $      22,653.25
PAYOFFS
001-0001183-501       $           --     $            --                                                April, 2005 Payoff
003-9902345-701       $           --     $            --                                                April, 2005 Payoff
003-9906000-541       $           --     $            --                                                April, 2005 Payoff
001-0002121-003       $           --     $            --                                                April, 2005 Payoff
003-2000535-001       $           --     $            --                                                April, 2005 Payoff
003-2000800-001       $           --     $            --                                                April, 2005 Payoff
001-0002288-003       $           --     $            --                                                April, 2005 Payoff
001-0002270-005       $           --     $            --                                                April, 2005 Payoff
001-0000904-506       $           --     $            --                                                April, 2005 Payoff
003-2000920-001       $           --     $            --                                                April, 2005 Payoff
001-0001670-005       $           --     $            --                                                April, 2005 Payoff
001-0001293-501       $           --     $      1,579.62                                                April, 2005 Payoff
001-0001284-501                          $            --                                                March, 2005 Payoff
003-9800063-702                          $            --                                                March, 2005 Payoff
001-0001210-501                          $            --                                                March, 2005 Payoff
001-0001209-501                          $            --                                                March, 2005 Payoff
001-0001211-501                          $            --                                                March, 2005 Payoff
001-0001205-501                          $            --                                                March, 2005 Payoff
001-0001223-501                          $            --                                                March, 2005 Payoff
003-9902376-701                          $            --                                                March, 2005 Payoff
001-0001276-501                          $            --                                                March, 2005 Payoff
003-2021057-402                          $            --                                                March, 2005 Payoff
003-9902352-702                          $            --                                                March, 2005 Payoff
003-9800305-002                          $            --                                                March, 2005 Payoff
001-0001175-527                          $            --                                                March, 2005 Payoff
001-0001175-519                          $            --                                                March, 2005 Payoff
001-0001276-502                          $            --                                                March, 2005 Payoff
001-0002191-001                          $            --                                                March, 2005 Payoff
003-2000061-001                          $            --                                                March, 2005 Payoff
003-9906136-001                          $            --                                                March, 2005 Payoff
003-2000004-001                          $            --                                                March, 2005 Payoff
003-9902261-401                          $            --                                                March, 2005 Payoff
003-2000870-001                          $            --                                                March, 2005 Payoff
003-2000801-001                          $            --                                                March, 2005 Payoff
003-2000016-001                          $            --                                                March, 2005 Payoff
003-2000555-001                          $            --                                                March, 2005 Payoff
001-0002358-002                          $            --                                                March, 2005 Payoff
001-0002481-002                          $            --                                                March, 2005 Payoff
001-0001895-005                          $            --                                                March, 2005 Payoff
003-2000024-001                          $            --                                                March, 2005 Payoff
003-2000232-001                          $            --                                                March, 2005 Payoff
001-0001933-003                          $            --                                                March, 2005 Payoff
001-0002294-005                          $            --                                                March, 2005 Payoff
001-0002294-007                          $            --                                                March, 2005 Payoff
001-0002294-006                          $            --                                                March, 2005 Payoff
001-0002294-004                          $            --                                                March, 2005 Payoff

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0001224-501                                                                                         February, 2005 Payoff
001-0002121-001                                                                                         February, 2005 Payoff
003-2000021-001                                                                                         February, 2005 Payoff
001-0001222-501                                                                                         February, 2005 Payoff
001-0002073-016                                                                                         February, 2005 Payoff
003-9805042-702                                                                                         February, 2005 Payoff
003-2000221-001                                                                                         February, 2005 Payoff
003-9901904-621                                                                                         February, 2005 Payoff
001-0000945-505                                                                                         February, 2005 Payoff
001-0002542-001                                                                                         February, 2005 Payoff
001-0000889-508                                                                                         February, 2005 Payoff
001-0002270-001                                                                                         February, 2005 Payoff
003-2000557-001                                                                                         February, 2005 Payoff
003-2000553-001                                                                                         February, 2005 Payoff
003-2000553-002                                                                                         February, 2005 Payoff
003-2000532-001                                                                                         February, 2005 Payoff
003-2000687-001                                                                                         February, 2005 Payoff
003-2000428-001                                                                                         February, 2005 Payoff
001-0001830-007                                                                                         January, 2005 Payoff
003-2000017-001                                                                                         January, 2005 Payoff
003-9902417-701                                                                                         January, 2005 Payoff
001-0002294-002                                                                                         January, 2005 Payoff
003-9900492-702                                                                                         January, 2005 Payoff
001-0001239-501                                                                                         January, 2005 Payoff
001-0004297-401                                                                                         January, 2005 Payoff
003-9902066-701                                                                                         December. 2004 Payoff
001-0001179-501                                                                                         December. 2004 Payoff
003-9902170-301                                                                                         December. 2004 Payoff
001-0001042-505                                                                                         December. 2004 Payoff
003-9901954-301                                                                                         December. 2004 Payoff
003-9902128-701                                                                                         December. 2004 Payoff
003-9602096-002                                                                                         December. 2004 Payoff
003-9901395-401                                                                                         December. 2004 Payoff
001-0001283-501                                                                                         December. 2004 Payoff
001-0002494-001                                                                                         December. 2004 Payoff
003-9906028-621                                                                                         December. 2004 Payoff
003-9902410-201                                                                                         December. 2004 Payoff
001-0001232-502                                                                                         December. 2004 Payoff
001-0002555-001                                                                                         December. 2004 Payoff
001-0001236-501                                                                                         November, 2004 Payoff
003-9902076-701                                                                                         November, 2004 Payoff
001-0001262-501                                                                                         November, 2004 Payoff
001-0000904-505                                                                                         November, 2004 Payoff
001-0001106-509                                                                                         November, 2004 Payoff
003-9902069-701                                                                                         November, 2004 Payoff
001-0001106-506                                                                                         November, 2004 Payoff
001-0001106-508                                                                                         November, 2004 Payoff
001-0002259-004                                                                                         November, 2004 Payoff
001-0001106-507                                                                                         November, 2004 Payoff
001-0004288-401                                                                                         November, 2004 Payoff
001-0002158-001                                                                                         November, 2004 Payoff
001-0001560-009                                                                                         October, 2004 Payoff
001-0001194-501                                                                                         October, 2004 Payoff
001-0002447-001                                                                                         October, 2004 Payoff
001-0000904-504                                                                                         October, 2004 Payoff
001-0002252-003                                                                                         October, 2004 Payoff
001-0001252-516                                                                                         October, 2004 Payoff
001-0002497-002                                                                                         October, 2004 Payoff
001-0002252-001                                                                                         October, 2004 Payoff
001-0001102-505                                                                                         September, 2004 Payoff
003-0001218-020                                                                                         September, 2004 Payoff
003-9901870-701                                                                                         September, 2004 Payoff
003-9902028-701                                                                                         September, 2004 Payoff
001-0001237-501                                                                                         September, 2004 Payoff

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

001-0002242-003                                                                                         September, 2004 Payoff
001-0000867-582                                                                                         August, 2004 Payoff
001-0000867-584                                                                                         August, 2004 Payoff
003-9900882-402                                                                                         August, 2004 Payoff
003-9901032-901                                                                                         August, 2004 Payoff
001-0001292-501                                                                                         August, 2004 Payoff
003-9901501-702                                                                                         July, 2004 Payoff
001-0001170-502                                                                                         July, 2004 Payoff
003-9905726-701                                                                                         July, 2004 Payoff
001-0001930-010                                                                                         July, 2004 Payoff
001-0000867-100                                                                                         June, 2004 Payoff
001-0000867-101                                                                                         June, 2004 Payoff
001-0000867-102                                                                                         June, 2004 Payoff
001-0000867-104                                                                                         June, 2004 Payoff
001-0000867-105                                                                                         June, 2004 Payoff
001-0000867-107                                                                                         June, 2004 Payoff
001-0000867-583                                                                                         June, 2004 Payoff
001-0000867-586                                                                                         June, 2004 Payoff
001-0000867-587                                                                                         June, 2004 Payoff
001-0000867-592                                                                                         June, 2004 Payoff
001-0000867-593                                                                                         June, 2004 Payoff
001-0000867-594                                                                                         June, 2004 Payoff
001-0000867-596                                                                                         June, 2004 Payoff
001-0000867-597                                                                                         June, 2004 Payoff
001-0000867-598                                                                                         June, 2004 Payoff
001-0002565-002                                                                                         June, 2004 Payoff
003-9901087-401                                                                                         June, 2004 Payoff
003-9805226-542                                                                                         June, 2004 Payoff
001-0001102-506                                                                                         June, 2004 Payoff
001-0001245-501                                                                                         June, 2004 Payoff
001-0001788-002                                                                                         May, 2004 Payoff
003-9901135-701                                                                                         May, 2004 Payoff
001-0001040-501                                                                                         May, 2004 Payoff
001-0001730-007                                                                                         May, 2004 Payoff
003-2000351-001                                                                                         April, 2004 Payoff
                      --------------------------------------------------------------------------
                      $ 1,529,237.39     $    121,616.10    $   1,250,611.77    $     156,092.49
                      ==========================================================================

DEFAULTS
001-0002388-003       $           --     $      1,046.07    $             --    $       1,046.07        April, 2005 Default
001-0001181-509       $           --     $        368.00                                                March, 2005 Default
001-0001181-508       $           --     $        480.00                                                March, 2005 Default
001-0001181-512       $           --     $      5,280.00                                                March, 2005 Default
001-0001215-501                                                                                         January, 2005 Default
003-9901605-701                                                                                         December, 2004 Default
001-0000110-564                                                                                         November, 2004 Default
001-0001254-501                                                                                         September, 2004 Default
001-0001204-501                                                                                         August, 2004 Default
001-0001231-501                                                                                         July, 2004 Default
001-0001230-502                                                                                         July, 2004 Default
003-2000387-001                                                                                         July, 2004 Default
001-0001945-008                                                                                         June, 2004 Default
003-9901288-701                                                                                         February, 2004 Default
003-9902156-002                                                                                         February, 2004 Default
003-9902414-701                                                                                         February, 2004 Default
                      --------------------------------------------------------------------------
                      March Defaults DCB $      6,128.00    April Defaults DCB  $       1,046.07
                      ==========================================================================

SETTLEMENTS                                 GAIN/LOSS
                                            ---------
001-0001930-009                                           July, 2004 Settlement $      (5,890.89)
001-0001930-008                                           July, 2004 Settlement $        (334.49)
001-0001930-006                                           July, 2004 Settlement $         (16.25)
001-0001930-007                                           July, 2004 Settlement $        (886.29)
                      --------------------------------------------------------------------------
                      March Total Balance $ 1,650,853.49    April Total Balance $   1,406,704.26
                      ==========================================================================

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.

/s/ Joseph A. Andries
--------------------------------
Approved by: Joseph A. Andries,
Senior Vice President of U.S.
Bank Portfolio Services